ALLIANCECORNER DISTRIBUTORS INC.

                              Financial Statements

                                December 31, 2003

                        ALLIANCECORNER DISTRIBUTORS INC.

                                      Index

                                                                     Page
                                                                     ----

Report of Independent Registered Public Accounting Firm                 1

Balance Sheet as of December 31, 2003                                   2

Statement of Income for the Period from May 9, 2003
    (Inception) to December 31, 2003                                    3

Statement of Stockholders' Equity for the Period from
    May 9, 2003 (Inception) to December 31, 2003                        4

Statement of Cash Flows for the Period from May 9, 2003
    (Inception) to December 31, 2003                                  5-6

Notes to Financial Statements                                        7-16

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Stockholders
AllianceCorner Distributors Inc.

      We have audited the accompanying balance sheet of AllianceCorner Distributors Inc. as of December 31, 2003, and the related statements of income, stockholders' equity and cash flows for the period from May 9, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AllianceCorner Distributors Inc. as of December 31, 2003, and the results of its operations and its cash flows for the period from May 9, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ Mahoney Cohen & Company, CPA, P.C.

New York, New York
February 27, 2004, except for
     Note 9 for which the dates
     are June 29, 2004 and
     July 26, 2004

                        ALLIANCECORNER DISTRIBUTORS INC.
                                  Balance Sheet
                                December 31, 2003

                                 ASSETS (Note 4)
Current assets:
    Cash                                                               $  656,853
    Accounts receivable, net of allowance for doubtful
        accounts of $10,000                                               180,684
    Due from factor (Note 4)                                            1,283,854
    Inventory                                                           2,896,207
    Due from vendors                                                       14,400
    Prepaid expenses and other current assets                              42,074
                                                                       ----------
                Total current assets                                    5,074,072
Property and equipment, net (Notes 5, 6 and 7)                            423,372
Other assets                                                               18,334
                                                                       ----------
                                                                       $5,515,778
                                                                       ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable (Notes 1 and 3)                                   $4,356,341
    Capitalized lease obligations - current portion (Note 7)               15,160
    Notes payable - current portion (Note 6)                               13,170
    Accrued expenses and other current liabilities                        187,900
                                                                       ----------
                Total current liabilities                               4,572,571
Other liabilities:
    Capitalized lease obligations, net of current portion (Note 7)         20,447
    Notes payable, net of current portion (Note 6)                         38,943
    Other long-term debt (Note 1)                                         243,750
    Deferred rent obligation (Note 8)                                       4,236
                                                                       ----------
                Total other liabilities                                   307,376
Commitments and contingencies (Note 8)
Stockholders' equity:
    Common stock, no par value:
        Authorized, issued and outstanding - 300 shares                       300
    Additional paid-in capital (Note 1)                                   435,715
    Retained earnings                                                     199,816
                                                                       ----------
Total stockholders' equity                                                635,831
                                                                       ----------
                                                                       $5,515,778
                                                                       ==========

                             See accompanying notes.

                        ALLIANCECORNER DISTRIBUTORS INC.
                               Statement of Income
        For the Period from May 9, 2003 (Inception) to December 31, 2003

Net sales                                                            $10,513,231

Cost of goods sold (Note 3)                                            9,219,064
                                                                     -----------

Gross profit                                                           1,294,167

Selling, general and administrative expenses                           1,077,342
                                                                     -----------

Income from operations                                                   216,825

Interest expense                                                           9,009
                                                                     -----------

Income before provision for income taxes                                 207,816

Provision for income taxes                                                 8,000
                                                                     -----------

Net income                                                           $   199,816
                                                                     ===========

Basic and diluted net income per common share                        $    666.05
                                                                     ===========

Basic and diluted weighted-average common shares
    outstanding                                                              300
                                                                     ===========

                             See accompanying notes.

                        ALLIANCECORNER DISTRIBUTORS INC.
                        Statement of Stockholders' Equity
        For the Period from May 9, 2003 (Inception) to December 31, 2003

                                                            Additional                           Total
                                           Common            Paid-In           Retained       Stockholders'
                                           Stock             Capital           Earnings          Equity
                                          --------          --------          --------          --------
Balance, May 9, 2003 (inception)          $     --          $     --          $     --          $     --

Issuance of common stock                       300                --                --               300

Additional paid-in capital
    contribution                                --           435,715                --           435,715

Net income                                      --                --           199,816           199,816
                                          --------          --------          --------          --------

Balance, December 31, 2003                $    300          $435,715          $199,816          $635,831
                                          ========          ========          ========          ========

                             See accompanying notes.

                        ALLIANCECORNER DISTRIBUTORS INC.
                             Statement of Cash Flows
        For the Period from May 9, 2003 (Inception) to December 31, 2003

Cash flows from operating activities:
    Net income                                                      $   199,816
    Adjustments to reconcile net income to net cash provided by operating activities:
        Depreciation and amortization                                    26,928
        Bad debt expense                                                 10,000
        Deferred rent obligation                                          4,236
        Change in assets and liabilities:
           Accounts receivable                                         (190,684)
           Due from factor                                           (1,283,854)
           Inventory                                                 (2,896,207)
           Due from vendors                                             (14,400)
           Prepaid expenses and other current assets                    (42,074)
           Accounts payable                                           4,600,091
           Accrued expenses and other current liabilities               187,900
                                                                    -----------
                Net cash provided by operating activities               601,752
                                                                    -----------

Cash flows from investing activities:
    Acquisition of property and equipment                              (130,044)
    Other assets                                                        (18,334)
                                                                    -----------
                Cash used in investing activities                      (148,378)
                                                                    -----------

Cash flows from financing activities:
    Proceeds from additional paid-in capital                            200,000
    Proceeds from notes payable                                          15,306
    Repayment of capital lease obligations                               (9,064)
    Repayment of notes payable                                           (2,763)
                                                                    -----------
                Net cash provided by financing activities               203,479
                                                                    -----------

Net increase in cash                                                    656,853

Cash, beginning of period                                                    --
                                                                    -----------

Cash, end of period                                                 $   656,853
                                                                    ===========

                             See accompanying notes.

                        ALLIANCECORNER DISTRIBUTORS INC.
                       Statement of Cash Flows (Concluded)
        For the Period from May 9, 2003 (Inception) to December 31, 2003

                Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
    Interest                                                                 $   4,009
                                                                             =========
      Supplemental Schedule of Non-Cash Investing and Financing Activities

Fair market value of property and equipment contributed                      $ 276,138
Capital lease obligations assumed                                              (27,227)
Notes payable assumed                                                          (12,896)
                                                                             ---------
Net capital contributed                                                      $ 236,015
                                                                             =========

Equipment acquired under capital lease obligations                           $  17,444
                                                                             =========

Equipment financed by note payable                                           $  26,674
                                                                             =========

                             See accompanying notes.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  1 - The Company

      AllianceCorner Distributors Inc. ("Alliance" or the "Company") is a wholesale distributor of video games and accessories, whose operations commenced in August 2003, with a customer base substantially throughout the United States. The Company was incorporated as Alliance Partners, Inc. in May 2003 under the laws of the State of New York and financed with $200,000 of equity. In September 2003, the Company admitted a new stockholder, changed its name to AllianceCorner Distributors Inc. and purchased substantially all of the inventory of Corner Distributors, Inc. ("Corner"), a company previously managed by the new stockholder and owned by a relative of the stockholder, for $3,099,626.

      The acquisition was financed in accordance with the purchase agreement. In December 2003, the Company and Corner agreed to extend the maturity of $243,750 of the purchase price. At December 31, 2003, approximately $1,303,000 is due to Corner, of which approximately $1,059,000 is included in accounts payable and $243,750 is long-term debt which is due and payable on June 30, 2005.

      In addition, the following net assets, previously owned by Corner, were contributed to the Company and recorded at their fair market value agreed to by the stockholders:

Fair market value of property and equipment contributed   $ 276,138
Capital lease obligations assumed                           (27,227)
Notes payable assumed                                       (12,896)
                                                          ---------
Net capital contributed                                   $ 236,015
                                                          =========
The Company operates as a single segment.

Note  2 - Summary of Significant Accounting Policies

      Use of Estimates

      The  preparation  of financial  statements in conformity  with  accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates reflected in these financial statements relate primarily to bad debt reserves on accounts receivable.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  2 - Summary of Significant Accounting Policies (Continued)

      Inventory

      Inventory consists entirely of finished goods held for sale and is reported at the lower of cost or market, on the average cost basis.

      At times, the Company makes advance payments to vendors to procure and ensure delivery of certain high demand products. Such deposits are reflected as due from vendors in the balance sheet.

      Property and Equipment

      Contributed property and equipment is recorded at fair market value. Purchased property and equipment is recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance and repairs are charged to expense as incurred. Assets held under capital leases are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased assets at the inception of the lease. Leasehold improvements are amortized over the lesser of the lease terms or the assets' useful lives. When property and equipment is retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated lives of the related assets using the straight-line method. The estimated useful lives for significant property and equipment categories are as follows:

             Vehicles                           4 years
             Warehouse equipment                3 to 7 years
             Office furniture and equipment     3 to 7 years
             Leasehold improvements             5 to 10 years

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  2 - Summary of Significant Accounting Policies (Continued)

      Impairment of Long-Lived Assets

      The Company follows Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 requires that long-lived assets, including property and equipment, be reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. The Company assesses its assets for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset and records impairment losses when this amount is less than the carrying amount. Impairment losses are recorded for the excess of the assets' carrying amount over their fair value, which is generally determined based on the estimated future discounted cash flows over the remaining useful life of the asset using a discount rate determined by management at the date of the impairment review. Management believes at this time that the carrying value and useful life of long-lived assets continue to be appropriate.

      Revenue Recognition

      Sales are recorded when products are shipped to customers. Provisions for discounts and rebates to customers, estimated returns and allowances and other adjustments are provided for in the same period the related sales are recorded.

      Income Taxes

      The Company, with the consent of its stockholders, elected to have its income taxed under the provisions of Subchapter S of the Internal Revenue Code and the corresponding provisions of New York State Tax laws. Under the aforementioned provisions, corporate income or loss and any tax credits earned are included in the stockholders' individual federal and state income tax returns. Accordingly, no provision has been made for federal income taxes for the period from May 9, 2003 (inception) to December 31, 2003.

      The Company is subject to New York State S corporation taxes and New York City corporate income taxes. The provision for income taxes comprises state and local taxes.

      Shipping and Handling Costs

      The Company includes shipping and handling costs in selling, general and administrative expense. For the period from May 9, 2003 (inception) to December 31, 2003, the Company incurred approximately $144,000 of such costs.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  2 - Summary of Significant Accounting Policies (Continued)

      Advertising Expenses

      Advertising expenses are charged to operations in the period in which they are incurred. Advertising expenses for the period from May 9, 2003 (inception) to December 31, 2003 were approximately $5,000.

      Fair Value of Financial Instruments

      The carrying amounts of significant financial instruments, which includes accounts receivable, accounts payable and accrued expenses, approximated fair value as of December 31, 2003 due to their short-term maturities. Advances from the factor and long-term debt approximate fair value due to their variable interest rate.

      Comprehensive Income

      SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2003, the Company has no items that represent other comprehensive income and, therefore, has income in the financial statements.

      Net Income Per Share

      Basic net income per share is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted net income per share is computed by dividing the net income by the weighted average number of common and common equivalent shares outstanding during the period. The Company has no common equivalent shares outstanding.

      Recent Accounting Pronouncements

      In January 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 requires that a variable interest entity be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The consolidation requirements apply to the first fiscal year or interim period ending after March 31, 2004. The Company believes the adoption of FIN 46 will not affect its financial position or results of operations.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  2 - Summary of Significant Accounting Policies (Continued)

      Recent Accounting Pronouncements (Continued)

      In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No.133 on Derivative Instruments and Hedging Activities." SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The Company does not expect adoption of SFAS No. 149 to have an impact on the financial statements as the Company does not engage in derivative or hedging activity.

      In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity," effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). The adoption of SFAS No. 150 will not have an impact on the Company's reported financial position or results of operations.

Note  3 - Concentrations of Credit Risk and Major Suppliers

      Cash

      The Company maintains cash balances at two banks. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000.

      Accounts Receivable

      Concentrations of credit risk with respect to accounts receivable are limited because a large number of geographically diverse customers make up the Company's customer base, thus spreading the trade credit risk. The Company controls credit risk through credit approvals, credit limits and monitoring procedures. The Company performs credit evaluations of its customers but generally does not require collateral to support accounts receivable. Credit losses have been within management's expectations.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  3 - Concentrations of Credit Risk and Major Suppliers (Continued)

      Major Suppliers

      For the period from May 9, 2003 (inception) to December 31, 2003, two suppliers accounted for approximately 22% of purchases. The Company believes that it does not have an economic dependence upon these vendors as alternative means of sourcing are available. At December 31, 2003, the amount due to these suppliers was approximately $856,000 and is included in accounts payable on the accompanying balance sheet.

Note  4 - Due from Factor

      In December 2003, the Company entered into a factoring arrangement with a commercial factor. The Company sells a substantial portion of its trade receivables up to maximum credit limits established by the factor for each individual account. Receivables sold in excess of these limitations are subject to recourse in the event of non-payment by the customer. Under the terms of the agreement, the Company pays interest at the prime lending rate plus 1.5% (5.5% at December 31, 2003) for advances made prior to the collection of the factored accounts receivable. At December 31, 2003, factor advances of approximately $1,100,000 were offset against amounts due from the factor.

      Substantially all of the Company's assets have been pledged as collateral under the factoring agreement.

      Under the terms of the agreement, the Company is required to maintain a specified level of net worth, as defined. At December 31, 2003, the Company is in compliance with this covenant.

Note  5 - Property and Equipment

             Property and equipment consists of:

             Leasehold improvements                $226,754
             Office furniture and equipment          51,913
             Warehouse equipment                     73,663
             Vehicles                                51,630
             Equipment under capital leases          46,340
                                                   --------
                                                    450,300
             Less:  Accumulated depreciation and
                amortization                         26,928
                                                   --------
                                                   $423,372
                                                   ========

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  6 - Notes Payable

      The Company financed the acquisition of certain equipment with notes payable. The notes are secured by related equipment and require total monthly payments of $1,201 including principal and interest. The interest rates of notes range from 0% to 5.5%.

      At December 31, 2003, maturities of notes payable for each of the next five years are as follows:

              Year Ending
             December 31,
             ------------

                  2004    $   13,170
                  2005        13,611
                  2006        12,467
                  2007         8,125
                  2008         4,740
                          ----------
                          $   52,113
                          ==========

Note  7 - Capitalized Lease Obligations

      Capitalized lease obligations consist of:

      Capitalized lease obligations  payable in various
         monthly    installments    totalling   $1,395,
         including  principal and interest through June
         2006, bearing interest at 5.5%. The leases are
         secured by equipment  with a net book value of
         approximately $40,000 at December 31, 2003              $   35,607

      Less:  Current portion                                         15,160
                                                                 ----------
                                                                 $   20,447
                                                                 ==========

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  7 - Capitalized Lease Obligations (Continued)

      Minimum future lease payments under the capital leases as of December 31, 2003 are as follows:

              Year Ending
             December 31,
             ------------

                  2004                                       $   16,691
                  2005                                           15,168
                  2006                                            6,086
                                                             ----------
             Total minimum lease payments                        37,945
             Less:  Amount representing interest                  2,338
                                                             ----------
             Present value of net minimum lease payment      $   35,607
                                                             ==========
Note 8 -     Commitments and Contingencies

             Leases

             The Company leases showroom, office and warehouse space and various equipment under operating leases expiring from 2005 through 2013. The future minimum lease payments, excluding escalation charges, are as follows:

              Year Ending
             December 31,

                  2004                     $      179,000
                  2005                            185,000
                  2006                            186,000
                  2007                            188,000
                  2008                            131,000
              Thereafter                          311,000
                                           --------------
                                           $    1,180,000
                                           ==============

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  8 - Commitments and Contingencies (Continued)

      Leases (Continued)

      In accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases," non-cancellable operating leases with scheduled rent increases require that rent expense be recognized on a straight-line basis over the lease term. Rent expense for the period from May 9, 2003 (inception) to December 31, 2003 includes approximately $4,000 which relates to the amortized portion of the scheduled rent increases. At December 31, 2003, an obligation of approximately $4,000 representing future deferred rent payments is reflected in the accompanying balance sheet.

      Total rent expense charged to operations for the period from May 9, 2003 (inception) to December 31, 2003 was approximately $46,000.

      Contingent Bonus

      Pursuant to an agreement among the stockholders, one of the stockholders is entitled to a bonus contingent upon the Company's earnings. In any calendar year through December 31, 2008, if the Company achieves a certain level of earnings, the stockholder will receive a bonus as defined in the agreement. For the period from May 9, 2003 (inception) to December 31, 2003, no bonus has been earned.

      Sale by Estate

      If any stockholder should die, the estate of such deceased stockholder has the ability to sell the stockholder's interests to the Company. The Company is required to purchase the stockholder's interest at a price, as defined. The Company believes that it maintains sufficient insurance coverage for this contingency.

      Note 9 - Subsequent Event

      On June 29, 2004, Alliance and Essential Reality, Inc. ("Essential"), an SEC registrant, completed a reverse acquisition pursuant to a Share Exchange Agreement (the "Exchange Agreement") whereby the stockholders of Alliance exchanged all of their capital stock for 1,551,314 shares of Essential's Series B Convertible, Non-Redeemable Preferred Stock and Alliance became a wholly-owned subsidiary of Essential. The net monetary liabilities of Essential assumed in the transaction were approximately $153,000.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  9 - Subsequent Event (Continued)

      The stockholders of Alliance, after giving effect to all the transactions in the Exchange Agreement, which include the conversion of all Series A and Series B Preferred Stock and a reverse split, will own 24,679,995 shares of common stock of Essential, or 48%. Additionally, holders of Essential's Series A 6% Convertible, Non-Redeemable Preferred Stock, who collectively own the right to vote approximately 16% of common stock, have granted an irrevocable proxy to vote their shares in all matters to the Chief Executive Officer of Alliance, thereby giving the stockholders of Alliance, in the aggregate, the power to vote approximately 64% of the common stock and control Essential.

      Following the transaction, the Company changed its name to Alliance Distributors Holding, Inc.

      On July 26, 2004, the Chief Executive Officer of Alliance signed an employment agreement for two years with annual compensation of $300,000 per year for the first year and $350,000 for the second year, and at the discretion of the Board of Directors, bonuses equal to his salary. In addition, he will receive a monthly car allowance in the amount of $750 per month and stock options in amounts and terms to be determined by the Board of Directions upon the adoption of the Essential 2004 Stock Option Plan.

                        ALLIANCECORNER DISTRIBUTORS INC.

                              Financial Statements

                                 March 31, 2004

                        ALLIANCECORNER DISTRIBUTORS INC.

                                      Index

                                                                           Page

Balance Sheet as of March 31, 2004 (Unaudited)                               1

Statement of Income for the Three Months Ended
    March 31, 2004 (Unaudited)                                               2

Statement of Cash Flows for the Three Months Ended
    March 31, 2004 (Unaudited)                                               3

Notes to Financial Statements                                              4-5

                        ALLIANCECORNER DISTRIBUTORS INC.
                                  Balance Sheet
                                 March 31, 2004
                                   (Unaudited)


                                     ASSETS
Current assets:
    Cash                                                     $  183,368
    Accounts receivable, net                                    366,840
    Due from factor                                             291,153
    Inventory                                                 1,809,470
    Due from vendors                                            721,022
    Prepaid expenses and other current assets                    39,649
                                                             ----------
                Total current assets                          3,411,502
Property and equipment, net                                     410,414
Other assets                                                     17,636
                                                             ----------
                                                             $3,839,552
                                                             ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                         $2,594,315
    Current portion of long term obligations                     28,647
    Accrued expenses and other current liabilities              138,693
                                                             ----------
                Total current liabilities                     2,761,655

Long term obligations                                           302,931
Commitments and contingencies
Stockholders' equity:
    Common stock, no par value:
        Authorized, issued and outstanding - 300 shares             300
    Additional paid-in capital                                  435,715
    Retained earnings                                           338,951
                                                             ----------
Total stockholders' equity                                      774,966
                                                             ----------
                                                             $3,839,552
                                                             ==========

                             See accompanying notes.

                        ALLIANCECORNER DISTRIBUTORS INC.
                               Statement of Income
                    For the Three Months Ended March 31, 2004
                                   (Unaudited)




Net sales                                                      $7,299,641

Cost of goods sold                                              6,200,621
                                                               ----------

Gross profit                                                    1,099,020

Selling, general and administrative expenses                      920,562
                                                               ----------

Income from operations                                            178,458

Interest expense                                                   27,155
                                                               ----------

Income before provision for income taxes                          151,303

Provision for income taxes                                         12,167
                                                               ----------

Net income                                                     $  139,136
                                                               ==========


Basic and diluted net income per common share                  $   463.79
                                                               ==========

Basic and diluted weighted-average common shares outstanding          300
                                                               ==========

                             See accompanying notes.

                        ALLIANCECORNER DISTRIBUTORS INC.
                             Statement of Cash Flows
                    For the Three Months Ended March 31, 2004
                                   (Unaudited)

Cash flows from operating activities:
    Net income                                                     $   139,136
    Adjustments to reconcile net income to net cash used in
      operating activities:
        Depreciation and amortization                                   16,961
        Deferred rent obligation                                         3,341
        Change in assets and liabilities:
           Accounts receivable                                        (186,156)
           Due from factor                                             992,701
           Inventory                                                 1,086,737
           Due from vendors                                           (706,622)
           Prepaid expenses and other current assets                     2,425
           Other assets                                                    698
           Accounts payable                                         (1,762,026)
           Accrued expenses and other current liabilities              (49,207)
                                                                   -----------
                Net cash used in operating activities                 (462,012)
                                                                   -----------

Cash flows used in investing activities:
    Acquisition of property and equipment                               (4,004)
                                                                   -----------

Cash flows from financing activities:
    Repayment of capital lease obligations                              (3,278)
    Repayment of notes payable                                          (4,191)
                                                                   -----------
                Cash used in financing activities                       (7,469)
                                                                   -----------

Net decrease in cash                                                  (473,485)

Cash, beginning of year                                                656,853
                                                                   -----------

Cash, end of period                                                $   183,368
                                                                   ===========

                Supplemental Disclosure of Cash Flow Information

Cash paid during the period for:
    Interest                                                       $    27,155
    Income taxes                                                   $    10,075

                             See accompanying notes.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  1 - The Company

      AllianceCorner Distributors Inc. ("Alliance" or the "Company") is a wholesale distributor of video games and accessories, whose operations commenced in August 2003, with a customer base substantially throughout the United States. The Company operates in a single segment.

      The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the Unites States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted. The accompanying financial statements and notes should be read in conjunction with the audited financial statements and notes of the Company for the fiscal year ended December 31, 2003. In the opinion of management, all material adjustments consisting of normal recurring adjustments, considered necessary for a fair presentation have been included in the accompanying unaudited financial statements.

      The results of operations for the interim periods are not necessarily indicative of the results that maybe expected for the full year ending December 31, 2004.

Note  2 - Summary of Significant Accounting Policies

      Inventory

      Inventory consists entirely of finished goods held for sale and is reported at the lower of cost or market, on the average cost basis. At times, Alliance makes advance payments to vendors to procure and ensure delivery of certain high demand products. Such deposits are reflected as due from vendors in the balance sheet.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  2 - Summary of Significant Accounting Policies (Continued)

      Property and Equipment

      Contributed property and equipment is recorded at fair market value. Purchased property and equipment is recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance and repairs are charged to expense as incurred. Assets held under capital leases are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased assets at the inception of the lease. Leasehold improvements are amortized over the lesser of the lease terms or the assets' useful lives. When property and equipment is retired or otherwise disposed of, the cost and accumulated depreciation from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated lives of the related assets using the straight-line method. The estimated useful lives for property and equipment categories are as follows:

              Vehicles                                4 years
              Warehouse equipment                     3 to 7 years
              Office furniture and equipment          3 to 7 years
              Leasehold improvements                  5 to 10 years


      Income Taxes

      The Company, with the consent of its stockholders, elected to have its income taxed under the provisions of Subchapter S of the Internal Revenue Code and the corresponding provisions of New York State Tax laws. Under the aforementioned provisions, corporate income or loss and any tax credits earned are included in the stockholders' individual federal and state income tax returns. Accordingly, no provision has been made for federal income taxes for the three months ended March 31, 2004.

      The Company is subject to New York State S corporation taxes and New York City corporate income taxes. The provision for income taxes comprises state and local taxes.

      Use of Estimates

      The  preparation  of financial  statements in conformity  with  accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates reflected in these financial statements relate primarily to bad debt reserves on accounts receivable.

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note 2 - Summary of Significant Accounting Policies (Continued)

      Net Income Per Common Share

      Basic net income per share is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted net income per share is computed by dividing the net income by the weighted average number of common and common equivalent shares outstanding during the period. The Company has no common equivalent shares outstanding.

Note  3 - Due from Factor

      In December 2003, the Company entered into a factoring arrangement with a commercial factor. The Company sells a substantial portion of its trade receivables up to maximum credit limits established by the factor for each individual account. Receivables sold in excess of these limitations are subject to recourse in the event of non-payment by the customer. Under the terms of the agreement, the Company pays interest at the prime lending rate plus 1.5% (5.5% at March 31, 2004) for advances made prior to the collection of the factored accounts receivable. At March 31, 2004, factor advances of approximately $1,230,000 were offset against amounts due from the factor.

      Substantially all of the Company's assets have been pledged as collateral under the factoring agreement.

      Under the terms of the agreement, the Company is required to maintain a specified level of net worth, as defined. At March 31, 2004, the Company is in compliance with this covenant.

Note  4 - Subsequent Events

      On June 29, 2004, Alliance and Essential Reality, Inc. ("Essential"), a SEC registrant, completed a reverse acquisition pursuant to a Share Exchange Agreement (the "Exchange Agreement') whereby the stockholders of Alliance exchanged all of their capital stock for 1,551,314 shares of Essential's Series B Convertible, Non-Redeemable Preferred Stock and Alliance became a wholly-owned subsidiary of Essential. The net monetary liabilities of Essential assumed in the transaction were approximately $153,000.

      The stockholders of Alliance, after giving effect to all the transactions in the Exchange Agreement, which include the conversion of all Series A and Series B Preferred Stock and a reverse split, will own 24,679,995 shares of common stock of Essential, or 48%. Additionally, holders of Essential's Series A 6% Convertible, Non-Redeemable Preferred Stock, who collectively own the right to vote approximately 16% of common stock, have granted an irrevocable proxy to vote their shares in all matters to the Chief Executive Officer of Alliance, thereby giving the stockholders of

                        ALLIANCECORNER DISTRIBUTORS INC.
                          Notes to Financial Statements

Note  4 - Subsequent Events (Continued)

Alliance, in the aggregate, the power to vote approximately 64% of the common stock and control Essential.

      Following the transaction, the Company changed its name to Alliance Distributors Holding, Inc.

      On July 26, 2004, the Chief Executive Officer of Alliance signed an employment agreement for two years with annual compensation of $300,000 per year for the first year and $350,000 for the second year, and at the discretion of the Board of Directors, bonuses equal to his salary. In addition, he will receive a monthly car allowance in the amount of $750 per month and stock options in amounts and terms to be determined by the Board of Directions upon the adoption of the Essential 2004 Stock Option Plan.